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                                                                   EXHIBIT 10.51

                 NINTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This Amendment dated as of July 31, 2000, is between Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

     B. The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

     2. Amendment. The Agreement is amended as follows:

          2.1 The definition of "Expiration Date" in the Agreement is amended to read as follows:

               "Expiration Date" means October 31, 2000.

          2.2 The first sentence of paragraph 2.1 of the Agreement is amended to read as follows:

     At the request of the Borrower, between the date of this Agreement and the Expiration Date, the Bank will issue for the account of the Borrower commercial and standby letters of credit and will make cash advances to the Borrower.

          2.3 The first sentence of paragraph 2.2 of the Agreement is amended to read as follows:

     The amount of the letters of credit outstanding at any one time (including the drawn and unreimbursed amounts of the letters of credit) plus the amount of cash advances outstanding under this facility may not exceed Ninety Million Dollars ($90,000,000).

          2.4 A new paragraph 2.8 is added as follows:

               2.8 Cash Advances. All cash advances under this facility shall be repaid on the Expiration Date. Cash advances under this facility shall be used for working capital purposes. Cash advances shall bear interest subject to the terms of paragraphs 2A.2, 2A.3, 2A.4, 2A.7 and 2A.8 of this Agreement. The Applicable Margin for this facility shall be the following amounts per annum:


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                      ------------------------------------
                               Applicable Margin
                          (in basis points per annum)
                      ------------------------------------
                      Base Rate +     London/Cayman Rate +
                      ------------------------------------
                            0                 50
                      ------------------------------------


          3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warranties in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Amendment.

          4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

                    (a) Evidence that the execution, delivery, and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

                    (b) A Guarantor Acknowledgment and Consent in the form attached hereto.

                    (c) An amendment from the Banks party to the Syndicated Credit Agreement (as defined in the Agreement).

          5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date first stated above.

BANK OF AMERICA, N.A.                        WILLIAMS-SONOMA, INC.


By /s/ MICHAEL SANZ                          By /s/ JOHN W. TATE
   -----------------------------                -----------------------------
   Michael Sanz                                 John W. Tate
   Vice President                               Chief Financial Officer


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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Ninth Amendment to Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.


     Dated as of July 31, 2000          WILLIAMS-SONOMA STORES, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        HOLD EVERYTHING, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        CHAMBERS CATALOG COMPANY, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        POTTERY BARN, INC., formerly known
                                        as POTTERY BARN EAST, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        WILLIAMS-SONOMA STORES, LLC

                                        By Williams-Sonoma, Inc., its sole
                                        member


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        POTTERY BARN KIDS, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


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                                        WILLIAMS-SONOMA DIRECT, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer

                                        WILLIAMS-SONOMA RETAIL SERVICES, INC.


                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer




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